UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2010, Barbara J. Swan informed the registrants that she intends to retire on December 31, 2010, as opposed to November 30, 2010 as previously disclosed in a Current Report on Form 8-K dated May 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: November 18, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

INTERSTATE POWER AND LIGHT COMPANY

Date: November 18, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

WISCONSIN POWER AND LIGHT COMPANY

Date: November 18, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

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